Exhibit 99.1
Investor Presentation First Quarter 2006 Presenters: Harvey A. Wagner, CEO Matthew T. Pullam, CFO Copyright (c) 2006 Quovadx, Inc. All rights reserved.

The Quovadx Journal December 31, 2005 WWW.QUOVADX.COM EDITORIAL Quovadx has: Proven technology Respected brands Global customer base... ....with proven ROI Large, growing markets Diversified software and recurring revenue models Solid balance sheet ^ ^ ^ ^ SPECIAL EDITION ^ ^ ^ ^ FEATURED ARTICLES "Turnaround Takes Hold as QVDX Delivers Net Income with Growth in Revenue & Cash in Q4 '05" "Company Launches New Products and Focused Growth Initiatives in 2006" ALL ABOUT QUOVADX Global Software and Services NASDAQ: QVDX HQ: Greenwood Village, CO 14 offices, 5 countries Total employees 485 Total customers 20,000 Recent stock price* $3.01 52 week Range* $2.32-$3.37 Market cap* $125M Avg. trading volume* 60K Total Debt $0 * As of March 3, 2006 Market Outlook Conditions improving MONEY SECTION - 2005 Rev = $83.1 million Gross Margin = 56% EBITDA = $8.2 million EPS = $(0.07) Cash from Ops = $10.6 million Cash Balance = $32.8 million Cash Balance = $32.8 million Cash Balance = $32.8 million Cash Balance = $32.8 million Cash Balance = $32.8 million Cash Balance = $32.8 million Cash Balance = $32.8 million Cash Balance = $32.8 million

Forward-Looking Statements Certain forward-looking statements are included in this presentation, including statements relating to goals and future business opportunities. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements reflect Quovadx management's expectations regarding future events and operating performance as of December 31, 2005. Investors are cautioned that all forward- looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Factors that may affect future results and limit the Company's ability to accelerate revenue growth and deliver sustainable growth in revenue, cash and profits include: the ability of Quovadx's business divisions to execute growth strategies; increased market competition; market acceptance of and demand for existing products; market acceptance and demand for new solutions in the process of being introduced, including Rogue Wave(r) Hydra, CareScience(tm) Standards of Care and ISD's Intelligent Health Broker and related interoperability solutions; technology adoption within the healthcare sector; the speed at which communities adopt and fund electronic health and medical records, computerized physician order entry systems, national provider ID initiatives and community-based health information exchange initiatives; the speed at which healthcare providers, payers and communities adopt and fund pay-for-performance initiatives; the rate at which software developers move away from C++ applications in favor of Java or other program-language applications; the Company's ability to successfully execute marketing plans and programs; the Company's success in maintaining and expanding current relationships, winning new customers and growing internationally; the Company's success with its partnership and channel-sales marketing strategy; the Company's ability to hit the market window for new technologies and solutions; the impact of the pending SEC investigation and class action litigation; the Company's ability to manage and mitigate the liability it faces under privacy and security laws, regulations and contract requirements; and other risks described in the Company's annual and quarterly filings with the SEC, copies of which are available without charge from the Company. These filings are also available electronically through a link from the Quovadx Investor Relations Web page or from the SEC Web site at www.sec.gov under "Quovadx, Inc." If any of the events described in those filings were to occur, either alone or in combination, it is likely that the Company's ability to reach the results described in the forward-looking statements could be impaired and the Company's stock price could be adversely affected. Quovadx does not undertake any obligation to update or correct any forward-looking statements included in this presentation to reflect events or circumstances occurring after the date of this presentation. CARESCIENCE and QUOVADX are trademarks, and CLOVERLEAF, INSURENET, ROGUE WAVE, SOURCEPRO and STINGRAY are registered trademarks, of Quovadx, Inc. All other company and product names mentioned may be trademarks of the companies with which they are associated.

Agenda Corporate Overview Division Overview Financial Overview

Three divisions - all enabling critical data-driven processes We... ....Integrate... ....Analyze... ....Perform... LEADER in reusable high-performance software components LEADER in global healthcare integration solutions LEADER in care mgt solutions to hospitals and health systems Our Vision To be a trusted leader in enabling and transforming critical data-driven processes to improve lives, advance business and deliver long-term performance to our valued customers and their constituents.

Quovadx Milestones 2000 IPO 2001 Acquired Cloverleaf(r) technology and changed name to Quovadx 2003 Acquired CareScience and Rogue Wave Software 2004 Began internal investigation related to restatement of financial results Former CEO and CFO left the Company 2005 Stabilized Quovadx and positioned the for future growth

1Q 2006 Investor Overview

QUOVADX

We have seasoned leaders with domain, functional & technical expertise

- **Harvey A. Wagner – President & CEO**
  - ✓ 40 years experience with Fortune 500 and multi-national high-tech companies
- **Matthew T. Pullam – EVP, CFO & Treasurer**
  - ✓ Joined Quovadx in Aug 2005; deep GAAP, SEC and compliance experience in technology and healthcare
- **Afshin Cangarlu – President, Integration Solutions Division**
  - ✓ Joined Quovadx in 2000; previously CIO of DreamWorks
- **Cory Isaacson – President, Rogue Wave Software Division**
  - ✓ Joined Quovadx in 2003; strong technology background; founder - CompuFlex International
- **Thomas H. Zajac – President, CareScience Division**
  - ✓ 24 years in healthcare, former COO of Transition Systems Inc., COO of CareScience for 4 years prior to Quovadx acquisition in 2003
- **Mark S. Rangell – EVP, Marketing and Corporate Services**
  - ✓ Quovadx co-founder 1997; strong background in Healthcare IT and high-tech marketing
- **Linda K. Wackwitz – EVP, General Counsel & Corp. Secretary**
  - ✓ Joined Quovadx in Nov 2001; extensive securities and governance experience
- **Karen M. Wilcox – VP, Human Resources**
  - ✓ Joined Quovadx in Sept 2005; more than 20 years of HR experience with companies such as Prologis, Providian Financial Corporation and PricewaterhouseCoopers

7

Our customers and partners are the "Who's Who" in their markets...

We have stabilized and restructured the business... Solidified management team Focused Company on core competencies Sold non-productive assets Consolidated facilities Cut costs Restructured into three divisions (ISD, CareScience and Rogue Wave) R&D Sales and Marketing P&L Strengthened balance sheet Increased cash three-fold from $10.4M (May '04) to $32.8M (Dec. 31, 2005) Positioned Quovadx for sustainable growth

Our performance is improving 2004 2005 License 27.2 29.8 Service 14.5 13.2 Recurring 41.1 40.1 Total 82.8 83.1 2004 2005 Gross Margin 0.36 0.56 2004 2005 EPS -0.61 -0.07 2004 2005 EBITDA -4.4 8.2

And we are now well positioned to accelerate growth 2004 "Survive" 2005 "Stabilize" 2006 "Invest & Grow" 2007 & beyond "Prosper" Solid market opportunities Proven technology with respected brands Leadership position in respective markets New products and solutions Excellent people

Revenue Breakout by Market Healthcare Financial Services Telecom Other 0.65 0.2 0.1 0.05 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8

Markets are moving in our direction, in healthcare... Annual healthcare costs in the U.S. now total $1.9 trillion dollars, or nearly 16% of the GDP Yet, U.S. ranks well below other industrialized nations in quality of care Congress has introduced more than a dozen bills to promote Healthcare IT, with >$5 billion to be authorized to support: "Codifying" - authorizing in law - the Office of the National Coordinator for Health Information Technology (ONCHIT) Promoting data standards to foster interoperability and data sharing across communities Authorizing "seed" money for grants and loans Linking pay to performance through measurement and reporting of clinical outcomes Money is now being spent - both here and abroad - at every level to accelerate adoption of HCIT Federal, state and local governments Non-profit foundations For profit businesses Datamonitor predicts healthcare IT spending will grow to $39.5 billion by 2008

....and in software development Service-oriented architecture (SOA) is emerging as the architecture of choice for Fortune 1000 XML-crisis is reaching critical proportions Inflated size, complexity and volume of transactions resulting in significant performance penalties Rogue Wave top customers agree Processing limitations are preventing them from taking advantage of growth and new business opportunities Newly announced Rogue Wave(r) HYDRA for SOA application performance and scalability New "Pipeline" approach addresses problems of speed, throughput and volume Rogue Wave Software is well positioned to help targeted companies achieve dramatic performance improvements in critical software applications

Agenda Corporate Overview Division Overview Financial Overview

2005 Revenue by Division Care Science Rogue Wave ISD ISD 0.19 0.34 0.47 CareScience Rogue Wave Software MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8

1Q 2006 Investor Overview

QUOVADX

Integration Solutions Division

DECEMBER 31, 2005 | **The Quovadx Journal** | WWW.QUOVADX.COM

INTEGRATE

SOLUTIONS

Clinical Interoperability:
- ✓ E-Rx & Medication Gateway
- ✓ RHIO Gateway
- ✓ MD Office Gateway

Financial Interoperability:
- ✓ Charity Management
- ✓ National Provider ID
- ✓ Payer to Provider Exchange

Government Interoperability:
- ✓ E-Government Gateway
- ✓ HHS Exchange

FEATURED ARTICLES

"Cloverleaf Named Top Interface Engine in 2005"

"Quovadx/ISD Included in New HHS Award to Develop Nationwide Health IT Network"

"ISD Announces Intelligent Health Broker; Launches New Interoperability Solutions"

MONEY SECTION – 2005

Rev = $39.3 million
Lic Rev = up 27% Y/Y
Int'l Rev = up 52% Y/Y
Op Inc = $3.5 million vs. loss of $12.6 million in '04

CUSTOMERS

- **Partners:**
  - ✓GE Healthcare
  - ✓McKesson
  - ✓30+ International and Domestic Partners
- **Connected Communities:**
  - ✓CA, NY
  - ✓Canada
  - ✓Eastern KY, TN, W. VA
- **Provider Customers:**
  - ✓Banner Health
  - ✓Florida Dept of Health
  - ✓HCA
- **Payer Customers:**
  - ✓Wellpoint
  - ✓HealthNet
  - ✓RxHub
  - ✓United Healthcare

1Q 2006 Investor Overview

QUOVADX

Healthcare faces complex system and data integration challenges


Quovadx Platform
Charge Capture
Cdm
Him
Billing Master
Coding
Charge Entry
Pos Cash Collections
Clinical Care
Medical Management
Claims Preparation
Claims Submission
Financial Counseling
Pre-Certification
Patient
Self Pay Follow-up
Third Party Followup
Registration
Payment Posting
Insurance Verification
Rejection Processing
Medical Necessity
Admin-istrative
Denial & Appeal Management
Pre-Registration
Scheduling
Revenue
Contract Negotiation / Admin.

ISD provides integration services to 40% of the Integrated Delivery Network market in the U.S.

18

ISD is now moving "outside the four walls" to connect healthcare communities Scheduling Pre - Insurance l Counseling C Him Billing Claims Follow - up Cdm Revenue Quovadx l Pre - Care Entry Admin - Claims Follow - up QVDX - Patient Physician's Office IPA Lab Pharmacy Home Monitoring Device Payer PT/OT Imaging Center PHO QVDX

1Q 2006 Investor Overview

QUOVADX

ISD Product Hierarchy


Cloverleaf® Integration Suite
Screen Rejuvenator
Cloverleaf® Integration Services
BPMS
Global Monitor
Security Server
Data Integrator
Secure Messenger
Intelligent Health Broker Suite
Web Services Adaptor
Cash Accelerator Suite
INSURENET® Direct
INSURENET® Hub
Identity Services Suite
Initiate Identity Hub™ Person
Initiate Identity Hub™ Provider

20

ISD Interoperability Solutions Clinical Interoperability RHIO Gateway MD Office Gateway Financial Interoperability National Provider ID Solution Charity Management Solution Payer to Provider Exchange Government Interoperability Health & Human Services Exchange E-Government Gateway E-Rx & Medication Gateway Clinical Interoperability RHIO Gateway MD Office Gateway Financial Interoperability National Provider ID Solution Charity Management Solution Payer to Provider Exchange Government Interoperability Health & Human Services Exchange E-Government Gateway

ISD Addressable Market U.S. Health Care Providers 5,764 registered hospitals 75,000 - 120,000 physician office practices Labs, pharmacies, clinics & other healthcare constituents 852 U.S. Health Care Plans/Payers Health plans Insurance carriers Managed care organizations U.S. Healthcare Communities 180 - 220 RHIOs in the U.S. alone The domestic market -- while large -- represents only a fraction of ISD's global opportunity

ISD Growth Initiatives Growth Drivers Growing demand for interoperability solutions HIPAA regs requiring National Provider ID Strong incumbent position HHS demonstration project Growing demand outside the U.S. Growth Strategies Launch of IHB, Clinical and Financial Interoperability Solutions Enhancements to Cloverleaf(r) suite to support XML and International standards Continue International expansion Expand domestic distribution channels

QUOVADX
4Q 2005 Investor Overview

CareScience Division

DECEMBER 31, 2005 | **The Quovadx Journal** | WWW.QUOVADX.COM

ANALYZE

PRODUCTS

- **Quality Manager**
  - ✓ Collects clinical and financial data, compares it to national benchmarks, and applies risk-assessment methodologies to identify and address problem areas.
- **Standards of Care**
  - ✓ Single-source reporting tool that collects, analyzes and submits performance data to healthcare and regulatory agencies; actionable data enables quality improvement.

SERVICES

- **Performance Improvement Consulting**
- **Mentoring, Facilitation and Staffing**

FEATURED ARTICLES

"CareScience Provides Quality Solutions to Nearly 200 Hospitals/Partners"

"New Pay for Performance (P4P) Requirements Create Growth Opportunities"

MONEY SECTION – 2005

Rev = $15.4 million up 11% Y/Y

Op Inc. = Near break-even

CARESCIENCE
A QUOVADX DIVISION

CUSTOMERS

- **Representative customers:**
  - ✓Ascension Health
  - ✓Borgess Medical Center
  - ✓Bronson Methodist Hospital
  - ✓Cooper University Hospital
  - ✓Mayo Clinic
  - ✓Medstar Health
  - ✓Omnicare
  - ✓Pfizer
  - ✓Rush System for Health
  - ✓Scripps Health
  - ✓Sister of Mercy Health System
  - ✓St. Joseph Medical Center
  - ✓Temple University
- **96+% renewal rate**
- **ASP business model**

CareScience Addressable Market Target: hospitals and healthcare organizations with sufficient size and volume 1,900 U.S.-based facilities (10% share to date) 260 integrated delivery networks (12% share to date) Spending for care management is expected to nearly double in three years to $150 - $180 million 25% CAGR

1Q 2006 Investor Overview

QUOVADX

CareScience Growth Initiatives

Growth Drivers

- Pay for performance (P4P)
- Patient safety
- Consumer-oriented healthcare
- Expanding external reporting requirements

Growth Strategies

- Promote CareScience™ Standards of Care
- Invest in additional product development
- Strengthen sales and marketing organization
- Expand and market professional services
- Explore value-added strategic relationships

26

1Q 2006 Investor Overview

Rogue Wave Software Division

DECEMBER 31, 2005 | **The Quovadx Journal** | WWW.QUOVADX.COM

PERFORM

ROGUE WAVE SOFTWARE
A QUOVADX DIVISION

PRODUCTS

- **SourcePro® C++ Suite**
  - ✓Enterprise C++ Development Library
- **Stingray® Technology**
  - ✓GUI Development Tool
- **HostAccess® Technology**
  - ✓Terminal Emulation Tool
- **Rogue Wave® HYDRA** NEW!
  - ✓New SOA Development Tool
  - ✓Language/Platform Independent

FEATURED ARTICLES

"Gartner: SOA Represents Multi-Billion Dollar Market"

"Rogue Wave Software Unveils Revolutionary 'Pipeline' Approach to SOA Application Performance and Scalability"

MONEY SECTION – 2005

Rev = $28.4MM, +0.8% Y/Y
Int'l Rev = $9.9MM, +27% Y/Y
Op Inc = $9.4 million
33% op. margin

CUSTOMERS

FINANCE
- Morgan Stanley
- JP Morgan Chase
- Goldman Sachs

TELECOMMUNICATIONS
- AT&T
- SBC
- Verizon

ISV
- Oracle

PARTNERS
- Intel
- IBM
- Sun

GOVERNMENT/DEFENSE
- NASA
- Lockheed Martin

HEALTHCARE
- McKesson
- GE Healthcare
- SafeMed

Rogue Wave Software Addressable Market Service-Oriented Architecture (SOA) is emerging as the architecture of choice for Fortune 1000 $43B+ market projected by 2010 Recognized need for SOA development targeting high-performance, high-volume applications 35,000 companies will have this problem by 2008 (Zapthink) Rogue Wave Software has more than 500 existing C++ customers in target market Rogue Wave Software is well positioned to help companies transition to SOA and address high-performance development needs

Rogue Wave Software Growth Initiatives Growth Drivers Growing demand for SOA Strong incumbent position with professional developers High performance requirements of current and prospective customers Growth Strategies Leverage customer base for expanded professional service offerings Focus on high performance niche of SOA market Launch Rogue Wave(r) Hydra Enhance strategic ISV and SI partnerships Develop and sell add-on components Leverage synergies with other Quovadx divisions

Healthcare Clinical and Analytical Expertise Application Development Data Access and Transaction Flow Quality, Safety and Continuous Performance Improvement Care Management Solutions Quovadx Synergies: Our Technology and Expertise Enable Our Solutions

Agenda Corporate Overview Division Overview Financial Overview

Revenue Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Recurring 9.8 10.2 10 9.8 10.2 Service 3 3.6 3.4 3 3.1 License 7.7 7 7.1 7.4 8.3 2004 2005 Recurring 41.1 40.1 Service 14.5 13.2 License 27.2 29.8 $82.8 $83.1 33% 36% 17% 50% 16% 48% $20.5 $20.8 $20.5 $20.2 While total revenue grew <1% in 2005, license revenues are up >10% Y/Y IN MILLIONS IN MILLIONS $21.6 Year over Year

Gross Margin Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Gross Margin 0.51 0.55 0.56 0.53 0.58 2004 2005 Gross Margin 0.36 0.56 YTD gross margins have improved 20 percentage points vs. 2004

Earnings Per Share Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 EPS -0.05 -0.04 0 -0.04 0.01 2004 2005 EPS -0.61 -0.07 Y/Y losses have narrowed from $24.2MM to $2.9MM

EBITDA Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 EBITDA 1.4 1.4 2.9 1.1 2.8 2004 2005 EBITDA -4.4 8.2 IN MILLIONS IN MILLIONS Y/Y EBITDA has improved $14.8MM compared to a year ago

Cash May 04 Q2 04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Cash 10.4 18 19.5 25.4 27.1 27.7 31.2 32.8 IN MILLIONS We have grown cash every quarter since new management joined the Company in May of '04.

Balance Sheet Summary We have a strong balance sheet, with $32.8MM in cash and no debt

Summary Challenges Grow revenue Successfully execute growth strategies Replace MUSC revenue Build/leverage synergies between divisions Increase market awareness of Quovadx and our solutions Grow cash and profits Increase investment to accelerate growth Drive to sustainable growth and profitability beginning in 2007 Resolve legacy SEC and litigation issues with associated costs Capabilities Loyal customers Seasoned management Proven technology Respected brands New products Focused growth strategies 48% recurring revenue Strong balance sheet with no debt and positive cash flow Improving performance Going forward, we are focused on accelerating growth and delivering value

Q&A For additional information: Rebecca Winning, VP Investor Relations 720-554-1346 Rebecca.winning@quovadx.com www.quovadx.com